Exhibit 10.74
Execution Version
AMENDMENT NO. 1 TO THE TERM FACILITY CREDIT AND GUARANTY AGREEMENT
Dated as of November 21, 2008
          AMENDMENT NO. 1 (this “Amendment”) TO THE TERM FACILITY CREDIT AND GUARANTY AGREEMENT among Dana Holding Corporation, a Delaware corporation (the “Borrower”), the guarantors listed on the signature pages hereto (the “Guarantors”) and Citicorp USA Inc. (“CUSA”), as administrative agent (the “Administrative Agent”) for the Lenders (defined below).
          PRELIMINARY STATEMENTS:
          (1) The Borrower, the Guarantors, the financial institutions and other institutional lenders party thereto from time to time (the “Lenders”), the Administrative Agent and the other agents party thereto have entered into a Term Facility Credit and Guaranty Agreement dated as of January 31, 2008 (as further amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
          (2) The Borrower has requested that the Lenders and the Administrative Agent agree to amend certain provisions of the Credit Agreement as described herein.
          (3) The Borrowers, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth.
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
          SECTION 1. Amendments to Credit Agreement.
          (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new terms in the correct alphabetical order:
     “ “Amendment No. 1” means Amendment No. 1 to this Agreement dated as of November 21, 2008 by and among the Borrower, the Guarantors, the Administrative Agent and the Required Lenders party thereto.
     “Amendment No. 1 Effective Date” has the meaning specified in Amendment No. 1.
     “Amendment No. 1 Prepayment” has the meaning specified in Section 2.06(b)(vi).
[Amendment No. 1]

     “Amendment No. 1 Specified Asset Sales” means each of the asset sale transactions described on Schedule 1 to Amendment No. 1.
     “Excess Foreign Subsidiary Debt” has the meaning specified in Section 5.02(b)(vii).
     “Payment Condition” means immediately after giving effect to any Restricted Payment, the Total Leverage Ratio, as of the most recently completed fiscal quarter, is less than or equal to 3.25:1.00.”
          (b) The definition of “Asset Sale” contained in Section 1.01 of the Credit Agreement is hereby amended by inserting therein, immediately after the phrase “clause (ix) of Section 5.02(g)” contained therein, the phrase “and clause (x) of Section 5.02(g)”.
          (c) The definition of “Applicable Margin” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety, for the period commencing with the Amendment No. 1 Effective Date, to read as follows:
     “ “Applicable Margin” means 4.25% per annum, in the case of Eurodollar Rate Advances, and 3.25% per annum, in the case of Base Rate Advances.”
          (d) The definition of “EBITDA” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety for the period commencing with the Amendment No. 1 Effective Date, to read as follows:
     “ “EBITDA” means, for any period, without duplication (a) the sum, determined on a Consolidated basis, of (i) net income (or net loss), (ii) interest expense and facility fees, unused commitment fees, letter of credit fees and similar fees, (iii) income tax expense, (iv) depreciation expense, (v) amortization expense, (vi) non recurring, transactional or unusual losses deducted in calculating net income less non recurring, transactional or unusual gains added in calculating net income, (vii) in each case without duplication, cash Restructuring Charges to the extent deducted in computing net income for such period and settled or to be settled in cash during such period in an aggregate amount not to exceed (A) $100,000,000 in each of Fiscal Year 2008, Fiscal Year 2009 and Fiscal Year 2010 and (B) $50,000,000 in the aggregate in any other Fiscal Year; provided, that with respect to the period commencing after Fiscal Year 2010, the aggregate amount does not exceed $100,000,000, in each case of the Borrower and its Subsidiaries, determined in accordance with GAAP for such period, (viii) non-cash Restructuring Charges and related non-cash losses or other non-cash charges resulting from the writedown in the valuation of any assets, in each case of the Borrower and its Subsidiaries, determined in accordance with GAAP for such period, (ix) non-cash expenses associated with the issuance of equity or rights to equity, or alternatively, non-cash grants of equity or rights to equity, (x) amounts associated with stock options or restricted stock expense, (xi) minority interest expense, (xii) losses or expenses associated with the Agreement Value of Hedge Agreements, (xiii) post-emergence costs associated with the continued cost of the Reorganization Plan in an aggregate amount not to exceed $20,000,000 in Fiscal Year 2008 and not to exceed $5,000,000 in any other
[Amendment No. 1]

Fiscal Year, (xiv) non-cash currency losses on intercompany loans or advances, and (xv) losses of affiliates accounted for on an equity basis; minus (b) (i) earnings of affiliates accounted for on an equity basis, (ii) interest income, (iii) any income or gain associated with the Agreement Value of Hedge Agreements, and (iv) non-cash currency income or gains on intercompany loans or advances. ”
          (e) The definitions of “Reinvestment Event”, “Reinvestment Limitation Amount” and “Reinvestment Notice” contained in Section 1.01 of the Credit Agreement are each hereby amended and restated in their entirety for the period commencing with the Amendment No. 1 Effective Date, to read as follows:
     “ “Reinvestment Event” shall mean any Asset Sale permitted under Section 5.02(g)(ix) or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.”
     “ “Reinvestment Limitation Amount” shall mean (i) with respect to a Recovery Event, $50,000,000, or (ii) with respect to an Asset Sale permitted under Section 5.02(g)(ix), (a) the Net Cash Proceeds received from any such Asset Sale with respect to any asset in which the fair value of the assets being sold are less than or equal to $5,000,000 or (b) any Net Cash Proceeds in respect of the sale of the Borrower’s headquarters located in Toledo, Ohio.”
     “ “Reinvestment Notice” shall mean a written notice executed by a Responsible Officer of the Borrower stating that no Default has occurred and is continuing or would result therefrom and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of a Reinvestment Event to acquire or repair assets (in the case of any Asset Sale pursuant to Section 5.02(g)(ix)) or long-term assets (in the case of any Recovery Event), in each case useful in its business, up to an amount not to exceed the Reinvestment Limitation Amount for any Fiscal Year; provided that no Reinvestment Notice shall be permitted to be delivered in respect of any Net Cash Proceeds constituting a Revolving Facility Prepayment Amount required to be applied to the prepayment of advances under the Revolving Credit Facility pursuant to the Revolving Facility Loan Documents.”
          (f) Section 2.06(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          (g) “(i) If at any time any Loan Party or any of its Subsidiaries shall receive Net Cash Proceeds from any (A) Asset Sale or (B) Recovery Event, unless and to the extent that a Reinvestment Notice, as applicable, shall be delivered in respect thereof, the Borrower shall, within five Business Days after the date of receipt of such Net Cash Proceeds by such Loan Party or any of its Subsidiaries, prepay the Term Advances in an amount equal to (x) 100% of such Net Cash Proceeds less (y) solely in the case of any Net Cash Proceeds in respect of Revolving Facility Collateral, any Revolving Facility Prepayment Amount required to be applied to the prepayment of advances under the Revolving Credit Facility pursuant to the Revolving Facility Loan Documents in connection with such Asset Sale or Recovery Event; provided that the aggregate amount reinvested does not exceed the applicable Reinvestment
[Amendment No. 1]

Limitation Amount in respect of Asset Sales, as applicable or Recovery Events, as the case may be; and provided, further, that, notwithstanding the foregoing, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Advances.”
          (h) Section 2.06(b) of the Credit Agreement is hereby amended by inserting therein, after the existing clause (vii) contained therein, a new clause (viii):
     “(viii) All prepayments under this Section 2.06(b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid, and, if any such prepayment is made on a day other than on the last day of the Interest Period applicable thereto, such prepayment shall be accompanied by the payment of the amounts required by Section 10.04(c) if the applicable Lender has provided the Borrower with adequate notice of the amount of the same. Each prepayment of the outstanding Term Advances made under this Section 2.06(b) shall be applied pro rata to the remaining principal repayment installments thereof. Notwithstanding the forgoing, any prepayment of Advances pursuant to this Section 2.06(b), other than pursuant to Section 2.06(b)(iv) or Section 2.06(b)(vi), that is made on or prior to the second anniversary of the Closing Date shall be accompanied by a premium such that the aggregate amount of such prepayment shall equal the applicable Call Premium.”
          (i) Section 2.06(b)(ii) of the Credit Agreement is hereby amended by deleting the parenthetical contained in such Section 2.06(b)(ii) and substituting in lieu thereof the following parenthetical:
     “(other than any Debt permitted under Section 5.02(b), except with respect to any Excess Foreign Subsidiary Debt)”
          (j) Section 2.06(b)(vi) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(vi) On the Amendment No. 1 Effective Date, the Borrower shall prepay the outstanding Term Advances in an aggregate principal amount of $150,000,000 (the “Amendment No. 1 Prepayment”).”
          (k) Section 5.01(g) of the Credit Agreement is hereby amended by deleting the “[Reserved]” appearing therein and substituting in lieu thereof the following new clause (g):
     “(g) Within 60 days of the Amendment No. 1 Effective Date (with extensions permitted in the reasonable discretion of the Administrative Agent), deliver to the Administrative Agent such amendments as the Administrative Agent may request with respect to any Blocked Account Agreement (as defined in the Revolving Facility Credit Agreement) in effect on the Amendment No. 1 Effective Date, as is necessary to satisfy the provisions of Section 2.17 of the Revolving Facility Credit Agreement.”
[Amendment No. 1]

          (l) Section 5.02(b) of the Credit Agreement is hereby amended by deleting the existing clause (vii) contained therein and substituting in lieu thereof the following new clause (vii):
     “(vii) Debt of Foreign Subsidiaries owing to third parties; provided, that the Net Cash Proceeds of any Debt incurred by a Foreign Subsidiary in excess of $400,000,000 in the aggregate of all Debt incurred by Foreign Subsidiaries (any such excess Debt being, “Excess Foreign Subsidiary Debt”) shall be applied as a prepayment of outstanding Advances in accordance with Section 2.06(b)(ii).”
          (m) Section 5.02(d)(i) of the Credit Agreement is hereby amended by inserting therein, at the beginning of such Section 5.02(d)(i), the following:
          “Subject to the satisfaction of the Payment Condition and”
          (n) Section 5.02(g) of the Credit Agreement is hereby amended by (i) deleting the “and” appearing immediately before clause (ix) contained therein, (ii) deleting the period appearing at the end of such Section 5.02(g) and substituting in lieu thereof a semi-colon and (iii) inserting at the end thereof the following new clause (x):
     “and (x) for the period commencing with the Amendment No. 1 Effective Date, the Amendment No. 1 Specified Asset Sales; provided, that in each case, (A) such Amendment No. 1 Specified Asset Sale shall be for fair market value as determined by the Borrower in good faith, (B) such Loan Party shall receive not less than 75% of the consideration in cash and (C) no Default or Event of Default exists immediately before or after giving effect to such Amendment No. 1 Specified Asset Sale.”
          (o) Section 5.04 (a) is hereby amended and restated in its entirety, for the period commencing with the Amendment No. 1 Effective Date, to read as follows:
     “Total Leverage Ratio. The Borrower shall not permit the Total Leverage Ratio on the last day of any Fiscal Quarter during any period set forth below to be greater than the ratio set forth opposite such period below:

Test Period Ending	Total Leverage Ratio
December 31, 2008	4.25:1.00
March 31, 2009	5.50:1.00
June 30, 2009	6.10:1.00
September 30, 2009	5.10:1.00
December 31, 2009	3.80:1.00
March 31, 2010	3.25:1.00
June 30, 2010 through December 31, 2010	3.10:1.00
[Amendment No. 1]

Test Period Ending	Total Leverage Ratio
March 31, 2011	3.00:1.00
June 30, 2011	2.80:1.00
September 30, 2011 and December 31, 2011	2.75:1.00
March 31, 2012 and June 30, 2012	2.60:1.00
September 30, 2012 and thereafter	2.50:1.00
          (p) Section 5.04(b) is hereby amended and restated in its entirety, for the period commencing with the Amendment No. 1 Effective Date, to read as follows:
          “Interest Coverage Ratio. The Borrower shall not permit the Interest Coverage Ratio on the last day of any Fiscal Quarter during any period set forth below to be less than the ratio set forth opposite such period below:

Test Period Ending	Interest Coverage Ratio
December 31, 2008	2.50:1.00
March 31, 2009	2.00:1.00
June 30, 2009	1.75:1.00
September 30, 2009	2.10:1.00
December 31, 2009	2.80:1.00
March 31, 2010	3.30:1.00
June 30, 2010	3.40:1.00
September 30, 2010 and December 31, 2010	3.50:1.00
March 31, 2011	3.60:1.00
June 30, 2011	3.90:1.00
September 30, 2011 and December 31, 2011	4.00:1.00
March 31, 2012	4.10:1.00
June 30, 2012 and September 30, 2012	4.20:1.00
December 31, 2012	4.30:1.00
March 31, 2013 and thereafter	4.50:1.00
[Amendment No. 1]

          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment No. 1 Effective Date”) when, and only when, the following conditions have been satisfied:
     (a) the Administrative Agent shall have received counterparts of this Amendment executed by each Loan Party and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment,
     (b) the Administrative Agent shall have received a certificate signed by a duly authorized officer of the Borrower stating that: (i) as of the Amendment No. 1 Effective Date, the representations and warranties contained in Article IV of the Credit Agreement, are correct in all material respects, only to the extent that such representation and warranty is not otherwise qualified by materiality or Material Adverse Effect on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date hereof, in which case, as of such specific date; and (ii) no event has occurred and is continuing that constitutes a Default,
     (c) the Administrative Agent shall have received a favorable opinion of Jones Day, counsel to the Borrower, as to the enforceability of the Credit Agreement as amended (and such other matters as the Administrative Agent may reasonably request in connection herewith),
     (d) all fees and expenses of the Administrative Agent (including all reasonable fees and expenses of counsel to the Administrative Agent), shall have been paid,
     (e) each Lender that executes a counterpart to this Amendment on or before the Amendment No. 1 Effective Date at 5:00 p.m. eastern shall have been paid an amendment fee in an amount equal to 1.50% in respect of such Lender’s Term Commitment (after giving effect to the Amendment No. 1 Prepayment), which fee shall be due and payable on the Amendment No. 1 Effective Date, and
     (f) on or before the Amendment No. 1 Effective Date, the Borrower shall have made the Amendment No. 1 Prepayment.
          SECTION 3. Confirmation of Representations and Warranties. Each of the Loan Parties hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are true and correct in all material respects, only to the extent that such representation and warranty is not otherwise qualified by materiality or Material Adverse Effect on and as of such date, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.
          SECTION 4. Affirmation and Consent of Guarantors. Each Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms,
[Amendment No. 1]

acknowledges and agrees that, (a) notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in Article VIII of the Credit Agreement, as amended hereby, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in Article VIII of the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, (b) the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect and (c) such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.
          SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
     (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
          SECTION 6. Costs, Expenses. The Borrowers agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.
          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[The remainder of this page intentionally left blank.]
[Amendment No. 1]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DANA HOLDING CORPORATION, as Borrower
By:	/s/ James A. Yost
	Name:	James A. Yost
	Title:	Executive Vice President and Chief Financial Officer

DANA LIMITED, as a Guarantor
By:	/s/ James A. Yost
	Name:	James A. Yost
	Title:	Chief Financial Officer

DANA AUTOMOTIVE SYSTEMS GROUP, LLC, as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary

DANA DRIVESHAFT PRODUCTS, LLC, as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary

DANA DRIVESHAFT MANUFACTURING, LLC, as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary

DANA LIGHT AXLE PRODUCTS, LLC, as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary
[Amendment No. 1]

DANA LIGHT AXLE MANUFACTURING, LLC, as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary

DANA SEALING PRODUCTS, LLC, as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary

DANA SEALING MANUFACTURING, LLC, as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary

DANA STRUCTURAL PRODUCTS, LLC, as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary

DANA STRUCTURAL MANUFACTURING, LLC, as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary

DANA THERMAL PRODUCTS, LLC, as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary
[Amendment No. 1]

DANA HEAVY VEHICLE SYSTEMS GROUP, LLC, as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary

DANA COMMERCIAL VEHICLE PRODUCTS, LLC, as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary

DANA COMMERCIAL VEHICLE MANUFACTURING, LLC, as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary

SPICER HEAVY AXLE & BRAKE, INC., as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary

DANA OFF HIGHWAY PRODUCTS, LLC, as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary

DTF TRUCKING, INC., as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary
[Amendment No. 1]

DANA WORLD TRADE CORPORATION, as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary

DANA AUTOMOTIVE AFTERMARKET, INC., as a Guarantor
By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Secretary

DANA GLOBAL PRODUCTS, INC., as a Guarantor
By:	/s/ Richard J. Dyer
	Name:	Richard J. Dyer
	Title:	Vice President & Secretary
[Amendment No. 1]

AVENUE CLO FUND, LTD.
AVENUE CLO II, LTD.
AVENUE CLO III, LTD.
AVENUE CLO IV, LTD.
AVENUE CLO V, LTD.
AVENUE CLO VI, LTD., as a Lender

By:	/s/ Richard D’Addario
Name:	RICHARD D’ADDARIO
Title:	SENIOR PORTFOLIO MANAGER

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ J.F. Todd
	Name:	J.F. TODD
	Title:	Managing Director

Barclays Bank, PLC, as a Lender
By:	/s/ Jason Moynihan
	Name:	Jason Moynihan
Title:

Citicorp USA, Inc.
By:	/s/ Brian Blessing
	Name:	Brian Blessing
	Title:	Attorney-in-fact

[Lender], as a Lender LAKESHORE CBNA Loan Funding
By:	/s/ Brian Blessing
	Name:	Brian Blessing
	Title:	Authorized Signatory

Export Development Canada, as a Lender
By:	/s/ Laura Miller
	Name:	LAURA MILLER
	Title:	ASSET MANAGER

/s/ David Stevenson
DAVID STEVENSON
LOAN PORTFOLIO MANAGER

Garrison Funding 2008-1 Ltd., as a Lender
By:	/s/ Brian S. Chase
	Name:	BRIAN S. CHASE
	Title:	CHIEF FINANCIAL OFFICER

NAVIGATOR CDO 2004, LTD, as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD, as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory
Goldman Sachs Investment Partners Master Fund, LP
By: GS Investment Strategies, LLC, as Investment Manager
                , as a Lender

By:	/s/ Sandra L. Stulberger
	Name:	Sandra L. Stulberger
	Title:	Authorized Signatory

SPECIAL SITUATIONS INVESTING GROUP, INC

[Lender], as a Lender
By:	/s/ Albert Dombrowski
	Name:	ALBERT DOMBROWSKI
	Title:	AUTHORIZED SIGNATORY

GOLDMAN SACHS CREDIT PARTNERS L.P.
By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

ING Capital LLC, as a Lender
By:	/s/ Jerry McDonald
	Name:	Jerry McDonald
	Title:	Director

Lehman Brothers Commercial Bank, as a Lender
By:	/s/ Darren S. Lane
	Name:	Darren S. Lane
	Title:	Operations Officer

Lehman Brothers Commercial Paper Inc., as a Lender
By:	/s/ Randall Braunfeld
	Name:	Randall Braunfeld
	Title:	Authorized Signatory

MERRILL LYNCH CAPITAL SERVICES, INC., as a Lender
By:	/s/ Neyda Darias
	Name:	NEYDA DARIAS
	Title:	VICE PRESIDENT

Morgan Stanley Senior Funding, Inc., as a Lender
By:	/s/ Donna M. Souza
	Name:	Donna M. Souza
	Title:	Vice President

Onex Debt Opportunity Fund, LTD

By: Onex Credit Partners, LLC its
investment manager

By:	/s/ Michael J. Gelblat Name: Michael J. Gelblat
Title: Managing Director

SCHEDULE 1
Amendment No. 1 Specified Asset Sales
The assets comprising the thermal, sealing and structural products lines of business.
[Amendment No. 1]

CITICORP USA, INC., as Administrative Agent and a Lender
By:	/s/ Shapleigh B. Smith
	Name:	SHAPLEIGH B. SMITH
	Title:	Managing Director

PUTNAM FLOATING RATE INCOME FUND
/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF IG PUTNAM HIGH YIELD INCOME FUND
/s/ S. Deshaies
Name:	Suzanne Deshaies
Title:	VP

Grand Central Asset Trust ICN Series, as a Lender
By:	/s/ Jason Muelver
	Name:	Jason Muelver
	Title:	Attorney-In-Fact

UBS AG, Stamford Branch, as a Lender
By:	/s/ Douglas Gervolino
	Name:	Douglas Gervolino
	Title:	Director Banking Products Services, US

By:	/s/ Leslie Evans
	Name:	Leslie Evans
	Title:	Associate Director Banking Product Services, US

GSO Royal Holdings CB LLC, as a Lender
By:	/s/ Christopher H. Sullivan
	Name:	Christopher H. Sullivan
	Title:	Authorized Signatory

Battery Holdco (Onshore) LLC, as a Lender
By:	/s/ Stephen Gloria
	Name:	Stephen Gloria
	Title:	Director

Battery Holdco (Offshore) LLC, as a Lender
By:	/s/ Stephen Gloria
	Name:	Stephen Gloria
	Title:	Director

Camulos Loan Vehicle I, LTD., as a Lender By: Camulos Capital LP As collateral manager
By:	/s/ Michael P. Iuliano
	Name:	Michael P. Iuliano
	Title:	Authorized Signatory

Dryden XXI Leveraged Loan CDO LLC, as a Lender
By:	/s/ Joseph Lemanowicz
Prudential Investment

Management, Inc. as Collateral Manager
	Name:	Joseph Lemanowicz
	Title:	Principal

Dryden XVI — Leveraged Loan 2006, as a Lender
By:	/s/ Joseph Lemanowicz
Prudential Investment Management, Inc. as Collateral Manager
	Name:	Joseph Lemanowicz
	Title:	Principal

Dryden XVIII Leveraged Loan 2007 Ltd., as a Lender
By:	/s/ Joseph Lemanowicz
Prudential Investment Management, Inc. as Collateral Manager
	Name:	Joseph Lemanowicz
	Title:	Principal

Dryden XI — Leveraged Loan CDO 2006, as a Lender
By:	/s/ Joseph Lemanowicz
Prudential Investment Management, Inc. as Collateral Manager
	Name:	Joseph Lemanowicz
	Title:	Principal

DRYDEN VII LEVERAGED LOAN CDO 2004, as a Lender
By:	/s/ Joseph Lemanowicz
Prudential Investment Management, Inc. as Collateral Manager
	Name:	Joseph Lemanowicz
	Title:	Principal

Dryden VIII — Leveraged Loan CD 2005, as a Lender
By:	/s/ Joseph Lemanowicz
Prudential Investment Management, Inc. as Collateral Manager
	Name:	Joseph Lemanowicz
	Title:	Principal

DRYDEN V — LEVERAGED LOAN CDO 2003, as a Lender
By:	/s/ Joseph Lemanowicz
Prudential Investment Management, Inc. as Collateral Manager
	Name:	Joseph Lemanowicz
	Title:	Principal

Dryden IX — Senior Loan Fund 2005 p.l.c. as a Lender
By:	/s/ Joseph Lemanowicz
Prudential Investment Management, Inc., as attorney-in-fact
	Name:	Joseph Lemanowicz
	Title:	Principal

Prudential Retirement Insurance And Annuity Company, as a Lender
By:	/s/ George Edwards
Prudential Investment Management, Inc., as investment manager
	Name:	George Edwards
	Title:	Principal

GULF STREAM-COMPASS CLO 2003-I LTD

By: Gulf Stream Asset Management LLC
       As Collateral Manager

GULF STREAM-COMPASS CLO 2005-II LTD
By: Gulf Stream Asset Management LLC
       As Collateral Manager

GULF STREAM-COMPASS CLO 2006-I LTD
By: Gulf Stream Asset Management LLC
       As Collateral Manager

NEPTUNE FINANCE CCS LTD
By: Gulf Stream Asset Management LLC
       As Collateral Manager
       as a Lender

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

Hewett’s Island CLO VI, Ltd. By: CypressTree Investment Management Company, Inc., As Portfolio Manager
By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

Hewett’s Island CLO V, Ltd. By: CypressTree Investment Management Company, Inc., As Portfolio Manager

By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

Hewett’s Island CLO VI, Ltd. By: CypressTree Investment Management Company, Inc., As Portfolio Manager
By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

Hewett’s Island CLO IV, Ltd. By: CypressTree Investment Management Company, Inc., As Portfolio Manager
By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

Hewett’s Island CLO III, Ltd. By: CypressTree Investment Management Company, Inc., As Portfolio Manager
By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

Hewett’s Island CLO II, Ltd. By: CypressTree Investment Management Company, Inc., As Portfolio Manager
By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

National City bank, as a Lender
By:	/s/ Christian S. Brown
	Name:	Christian S. Brown
	Title:	Vice President

Dresdner Bank AG London Branch
By:	/s/ Jason Fu Callum McKain
	Name:	Jason Fu
	Title:	Director
	Name:	Callum McKain
	Title:	Vice President

Institutional Bank Loan Fixed Income Fund of the Prudential Trust Company collective Employee Benefit Trust as a Lender
By:	/s/ Joseph Lemanowicz
Prudential Investment Management, Inc. as investment advisor
	Name:	Joseph Lemanowicz
	Title:	Principal

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Lender
By:	/s/ Joseph Lemanowicz
Prudential Investment Management, Inc. as investment Advisor
	Name:	Joseph Lemanoicz
	Title:	Principal

ORE HILL HUB FUND LTD.
By: Ore Hill Partners LLC
Its: Investment Advisor

By:	/s/ Claude A. Baum
	Name:	Claude A. Baum, Esq.
	Title:	General Counsel Ore Hill Partners LLC

TFP Royal Issuer, LLC, as Lender.
By:	/s/ Stephen Gloria
	Name:	Stephen Gloria
	Title:	Director

BlackRock Senior High Income Fund, Inc.
Managed Account Series: High Income Portfolio
BlackRock Credit Investors Master fund II, L.P.
BlackRock Global Floating Rate Income Trust
BlackRock Defined Opportunity Credit Trust
BlackRock Strategic Bond Trust
BlackRock High Yield Trust
BlackRock Limited Duration Income Trust
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series IV
BlackRock Senior Income Series V Limited
BlackRock High Income Portfolio of BlackRock Series Fund, Inc.
BlackRock High Income V.I. Fund of BlackRock Variable Series Funds, Inc.
California State Teachers’ Retirement System
BlackRock Corporate High Yield Fund, Inc.
BlackRock Corporate High Yield Fund III, Inc.
BlackRock Debt Strategies Fund, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
Employees’ Retirement Fund of the City of Dallas
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock Global Investment Series: Corporate Loan Income Portfolio
BlackRock Global Investment Series: Income Strategies Portfolio
BlackRock High Income Shares
BlackRock Corporate High Yield Fund VI, Inc.
BlackRock corporate High Yield fund V, Inc.
LGT Multi Manager Bond High Yield (USD)
BlackRock Fixed Income Portable Alpha Master Series Trust
Senior Loan Portfolio

Magnetite V CLO, Limited
Master Senior Floating Rate Trust
MET Investors Series Trust — BlackRock High Yield Portfolio
Missouri State Employee’s Retirement System
The Galaxite Master Unit Trust
PNC Financial Services Group, Inc.
PPL Sercies Corporation Retirement Master Trust
BlackRock Senior Floating Rate Portfolio
Celfin Capital S.A. Adm. General de Fondos para Ultra Fondo de Inversion
BlackRock Credit Investors Master Fund, L.P.

as a Lender
By:	/s/ Robert Wartell
	Name:	Robert Wartell
	Title:	Authorized Signatory